united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 7/31

Date of reporting period: 7/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

Affinity Small Cap Fund

Class A AISOX
Class C AISPX
Class I AISQX

July 31, 2017

Annual Report

www.affinityinvestment.com

1-866-345-0588

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the summary prospectus carefully before investing in the Fund.

LETTER TO SHAREHOLDERS OF THE AFFINITY SMALL CAP FUND (AISQX)
July 2017

Dear Shareholders,

Small cap stocks have performed well in 2017, with the Russell 2000® Index1 returning a total of 5.76% through July 31. Small cap stocks have outperformed large caps over the prior 12 months – the Russell 2000® Total Return Index has returned 18.45% vs the S&P 500’s 16.03%. However, the start of 2017 has favored large caps with the S&P 500 returning a whopping 11.59% over the first 7 months. Most of the difference in performance between large cap and small cap stocks in 2017 can be attributed to divergence in sector performance in each of these universes. For example, the S&P 500 Technology Index has returned 22% versus 14% for the Russell 2000 Technology Index. The S&P 500 Financials Index has returned 8.7% versus almost 1.4% for the Russell 2000® Financial Services Index. Finally, the S&P 500 Retailing Index (driven primarily by Amazon) returned 12.7%, while the Russell 2000 Specialty Retail Index returned -12.8%. This highlights that sector performance can differ quite dramatically by capitalization, and that different forces can affect names even within the same sector. We believe that it is important to understand these forces.

FUND PERFORMANCE as of 7/31/2017 [1]

[1]	The Fund’s performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 866-345-0588.

One force that we believe is overlooked is the relatively large flow of money into index funds. These index funds are “passive” and designed to deliver market returns, i.e. the “average” performance. Hence, the goal of index funds is to seek to be average. I cannot think of too many people who would be willing to settle for “average”. Average restaurant food quality or service, average medical care, average car safety, average plane safety, and average law enforcement, are not things that I want. Maybe buying the index is “easy” and there are fewer questions to be asked. However, an important question that is often unasked is whether the performance is truly “average”? In fact, large cap passive portfolios designed to track an index are affected more by the largest names in that index because they hold stocks in proportion to their market capitalization. Hence, of every dollar that is invested in an index fund a greater proportion is allocated to the larger (and, likely, more liquid) names. This phenomenon often results in the larger names having better performance. This positively impacts the index performance because the larger names have greater contribution owing to their size. This creates a feedback loop where large cap names in the index perform well and then are continuously boosted as passive flows spike. However, this is not sustainable. When the tide turns, any performance advantage enjoyed by the index because of we believe the outsized contribution from the larger names gets nullified and can even be a drag. During times of perceived scarcity of “growth”, large growth names trade at a premium and the forces of fear that drive this perception also tend to push investors to sell or shy away from “value” or “risky” names. But it is our view that passive index investing can and does underperform active “value” managers, especially when too much money has moved into this momentum reinforcing product or strategy. We believe these forces were in play in the late 1990s and a similar reversal is likely now, particularly as the economy strengthens and the growth outlook brightens for cyclical sectors such as Industrials and Financials.

In conclusion, there are two primary thoughts that we wish to leave with our shareholders. First, in our view small cap stocks are poised to perform better versus large cap stocks when a select group of the largest, momentum-driven names no longer provide leadership. Second, within the small cap space we believe, although there is no guarantee Affinity’s small cap strategy should perform well relative to the Russell 2000 Index as investors embrace those very important tenets called valuation and fundamentals. As of July 31, 2017, Affinity’s Small Cap Fund had a forward P/E of 13.9x versus the Russell 2000 Index’s forward P/E of 20.5x. Despite this 30% discount, the strategy still captures a 5 year EPS growth rate of 13.0% vs. 12.7% for the Russell 2000 Index.

Gregory R. Lai, CFA
CEO & Founder

1 The indexes are unmanaged. The Russell 2000® Index measures the performance of small-sized U.S. companies and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the summary prospectus carefully before investing in the Fund.

4725-NLD-8/9/2017

Affinity Small Cap Fund
PORTFOLIO REVIEW
July 31, 2017 (Unaudited)

The Fund’s performance figures* for the fiscal year ended July 31, 2017, compared to its benchmark:

Average Annual Total Returns for the Fiscal Year End July 31, 2017	One Year	Since Inception(a)
Class A	14.20%	3.28%
Class A with 5.75% load	7.63%	0.27%
Class C	13.48%	2.57%
Class I	14.57%	3.61%
Russell 2000 Total Return Index(b)	18.45%	8.84%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses until at least December 1, 2017 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage cost fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; extraordinary expenses, such as litigation expenses) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I shares, respectively, per the most recent prospectus. Without waiver the gross expense ratios are 7.01%, 7.76%, 6.76% for Class A, Class C, and Class I shares, respectively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-345-0588.

(a)	Affinity Small Cap Fund commenced investment operations on July 31, 2015.

(b)	The Russell 2000 Total Return index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 also serves as a benchmark for small-cap stocks in the United States.

Comparison of the Change in Value of a $100,000 Investment

The Fund’s Portfolio Allocation is as follows:

Industries	(as a% of net assets)
Banks	9.1%
Commercial Services	7.3%
Biotechnology	6.0%
Diversified Financial Services	5.9%
Insurance	5.2%
Healthcare Services	4.9%
Semiconductors	4.7%
Real Estate Investment Trusts	3.9%
Chemicals	3.6%
Software	3.4%
Other Assets In Excess of Liabilities	46.0%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS
July 31, 2017

Shares		Fair Value

	COMMON STOCK - 91.3%
	AIRLINES - 1.5%
3,256	SkyWest, Inc.	$118,844

	AUTO MANUFACTURERS - 1.8%
7,294	Wabash National Corp.	139,170

	AUTO PARTS & EQUIPMENT - 0.9%
652	Cooper-Standard Holdings, Inc.*	66,674

	BANKS - 9.1%
3,351	Carolina Financial Corp.	112,728
4,011	ConnectOne Bancorp, Inc.	90,248
3,253	FB Financial Corp.*	111,806
2,043	Heartland Financial USA, Inc.	96,225
1,766	Preferred Bank/Los Angeles CA	99,161
2,115	Washington Trust Bancorp, Inc.	115,162
1,632	Western Alliance Bancorp*	82,220
		707,550
	BIOTECHNOLOGY - 6.0%
1,577	Bluebird Bio, Inc.*	148,632
4,994	Exact Sciences Corp.*	193,767
8,763	Innoviva, Inc.*	120,228
		462,627
	BUILDING MATERIALS - 1.1%
1,890	Simpson Manufacturing Co., Inc.	83,708

	CHEMICALS - 3.6%
7,482	Ferro Corp.*	143,954
4,651	Olin Corp.	137,111
		281,065
	COMMERCIAL SERVICES - 7.3%
3,225	Aaron’s, Inc.	149,253
2,030	Deluxe Corp.	146,566
2,768	On Assignment, Inc.*	136,324
9,243	Travelport Worldwide Ltd.	132,175
		564,318
	DISTRIBUTION/WHOLESALE - 1.4%
1,397	Anixter International, Inc. *	110,014

	DIVERSIFIED FINANCIAL SERVICES - 5.9%
5,548	Aircastle Ltd.	130,600
6,985	Enova International, Inc.*	101,282
1,656	Federal Agricultural Mortgage Corp.	113,535
7,754	OM Asset Management Plc	116,853
		462,270
	ELECTRIC - 2.0%
2,967	El Paso Electric Co.	153,987

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2017

Shares		Fair Value

	ELECTRONICS - 2.7%
2,702	Methode Electronics Inc.	$107,404
2,878	Sanmina Corp.*	103,176
		210,580
	ENERGY ALTERNATE SOURCES - 1.3%
8,114	Renewable Energy Group, Inc.*	101,425

	ENGINEERING & CONSTRUCTION - 2.7%
2,289	Comfort Systems USA, Inc.	76,224
1,955	EMCOR Group, Inc.	131,963
		208,187
	FOOD - 2.5%
2,047	B&G Foods, Inc.	74,204
926	Sanderson Farms, Inc.	121,074
		195,278
	HEALTHCARE-SERVICES - 4.9%
6,115	Ensign Group, Inc.	136,793
3,018	HealthSouth Corp.	128,446
1,734	Molina Healthcare, Inc.*	115,831
		381,070
	HOMEBUILDERS - 2.9%
2,823	CalAtlantic Group, Inc.	99,087
9,274	TRI Pointe Group, Inc.*	123,344
		222,431
	INSURANCE - 5.2%
6,490	Ambac Financial Group, Inc.*	132,591
3,197	Essent Group Ltd.*	122,829
6,980	State National Cos, Inc.	145,742
		401,162
	INTERNET - 1.3%
4,626	Blucora, Inc.*	103,622

	IRON STEEL - 1.5%
4,506	Schnitzer Steel Industries, Inc.	116,255

	LEISURE TIME - 2.3%
3,171	Camping World Holdings, Inc.	101,345
2,799	Malibu Boats, Inc.*	80,079
		181,424
	LODGING - 1.9%
5,462	ILG, Inc.	144,798

	MEDIA - 1.9%
4,173	Sinclair Broadcast Group, Inc.	150,437

	METAL FABRICATE/HARDWARE - 1.5%
2,879	Sun Hydraulics Corp.	119,075

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2017

Shares		Fair Value

	MINING - 1.2%
3,170	US Silica Holdings, Inc.	$92,342

	OIL & GAS - 1.2%
5,941	Carrizo Oil & Gas, Inc.*	93,630

	PHARMACEUTICALS - 3.0%
4,453	PharMerica Corp. *	111,993
11,210	Sucampo Pharmaceuticals, Inc.*	121,629
		233,622
	RETAIL - 3.3%
1,356	Asbury Automotive Group, Inc. *	73,224
905	Children’s Place, Inc.	95,613
852	Lithia Motors, Inc.	87,969
		256,806
	SEMICONDUCTORS - 4.7%
2,100	Cirrus Logic, Inc.*	129,024
3,935	MaxLinear, Inc. - Cl. A*	103,097
1,622	MKS Instruments, Inc.	135,680
		367,801
	SOFTWARE - 3.4%
1,881	Ebix, Inc.	108,628
1,965	Take-Two Interactive Software, Inc.*	156,178
		264,806
	TELECOMMUNICATIONS - 1.3%
3,762	Finisar Corp.*	102,402

	TOTAL COMMON STOCK (Cost $6,249,081)	7,097,380

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2017

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.9%
1,282	EPR Properties	$92,791
9,550	iStar, Inc.*	114,123
7,310	Medical Properties Trust, Inc.	94,884
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $270,789)	301,798

	EXCHANGE TRADED FUND (ETF) - 0.9%
535	iShares Russell 2000 ETF	75,708
	TOTAL EXCHANGE TRADED FUND (Cost $74,283)	75,708

	TOTAL INVESTMENTS - 96.1% (Cost $6,594,153) (a)	$7,474,886
	OTHER ASSETS LESS LIABILITIES - 3.9%	304,277
	TOTAL NET ASSETS - 100.0%	$7,779,163

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,596,206 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,112,570
Unrealized depreciation:	(233,890)
Net unrealized appreciation:	$878,680

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2017

ASSETS
Investment securities:
At cost	$6,594,153
At value	$7,474,886
Cash	279,963
Receivable for Fund shares sold	13,749
Receivable due from Adviser	20,375
Dividends receivable	959
Prepaid expenses	31,682
TOTAL ASSETS	7,821,614

LIABILITIES
Payable for Fund shares repurchased	9,807
Distribution (12b-1) fees payable	143
Payable to related parties	7,951
Accrued expenses	24,550
TOTAL LIABILITIES	42,451
NET ASSETS	$7,779,163

Composition of Net Assets:
Paid in capital	$6,885,128
Accumulated net investment loss	(7,766)
Accumulated net realized gain from investment transactions	21,068
Net unrealized appreciation of investments	880,733
NET ASSETS	$7,779,163

Net Asset Value Per Share:
Class A Shares:
Net Assets	$366,593
Shares of beneficial interest outstanding (c)	34,380
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$10.66
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$11.31

Class C Shares:
Net Assets	$77,173
Shares of beneficial interest outstanding (c)	7,339
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.52

Class I Shares:
Net Assets	$7,335,397
Shares of beneficial interest outstanding (c)	685,006
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.71

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2017

INVESTMENT INCOME
Dividends	$88,533
TOTAL INVESTMENT INCOME	88,533

EXPENSES
Investment management fees	55,921
Distribution (12b-1) fees:
Class A	556
Class C	296
Legal fees	32,301
Registration fees	31,805
Administration fees	30,455
Accounting services fees	33,504
Transfer agent fees	17,984
Compliance officer fees	21,517
Audit Fees	14,995
Trustees fees and expenses	14,583
Printing and postage expenses	10,696
Shareholder servicing fees	5,911
Custodian fees	5,000
Insurance expense	365
Other expenses	3,784
TOTAL EXPENSES	279,673
Less: Fees waived and expenses reimbursed by the Adviser	(190,434)
NET EXPENSES	89,239

NET INVESTMENT LOSS	(706)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	41,234
Net change in unrealized appreciation on:
Investments	704,510

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	745,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$745,038

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended July 31, 2017	Ended July 31, 2016

FROM OPERATIONS
Net investment income (loss)	$(706)	$13,164
Net realized gain (loss) from investments	41,234	(28,755)
Net change in unrealized appreciation on investments	704,510	176,223
Net increase in net assets resulting from operations	745,038	160,632

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(79)	—
Class I	(11,744)	—
From distributions to shareholders	(11,823)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	248,221	—
Class C	74,900	15,600
Class I	3,208,262	5,670,328
Net asset value of shares issued in reinvestment of distributions:
Class A	79	—
Class I	11,744	—
Payments for shares redeemed:
Class C	(15,779)	(1,634)
Class I	(1,849,269)	(579,136)
Net increase in net assets from shares of beneficial interest	1,678,158	5,105,158

TOTAL INCREASE IN NET ASSETS	2,411,373	5,265,790

NET ASSETS
Beginning of Year	5,367,790	102,000
End of Year *	$7,779,163	$5,367,790
* Includes accumulated net investment income (loss) of:	$(7,766)	$12,293

SHARE ACTIVITY
Class A:
Shares Sold	24,372	—
Shares Reinvested	8	—
Net increase in shares of beneficial interest outstanding	24,380	—

Class C:
Shares Sold	7,239	1,762
Shares Redeemed	(1,584)	(178)
Net increase in shares of beneficial interest outstanding	5,655	1,584

Class I:
Shares Sold	314,431	627,436
Shares Reinvested	1,150	—
Shares Redeemed	(191,509)	(66,602)
Net increase in shares of beneficial interest outstanding	124,072	560,834

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A

	Year	Year
	Ended	Ended
	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$9.34	$10.00
Activity from investment operations:
Net investment income (loss) (4)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.35	(0.67)
Total from investment operations	1.33	(0.66)
Less distributions from:
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value, end of year	$10.66	$9.34
Total return (2)	14.20%	(6.60)%
Net assets, at end of year (000s)	$367	$93
Ratio of gross expenses to average net assets (3)(5)	4.99%	7.00	% (8)
Ratio of net expenses to average net assets (5)	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.33)%	0.07%
Portfolio Turnover Rate (7)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C

	Year	Year
	Ended	Ended
	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$9.27	$10.00
Activity from investment operations:
Net investment loss (4)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	1.36	(0.68)
Total from investment operations	1.25	(0.73)
Net asset value, end of year	$10.52	$9.27
Total return (2)	13.48%	(7.30)%
Net assets, at end of year (000s)	$77	$16
Ratio of gross expenses to average net assets (3)(5)	5.74%	7.75	% (8)
Ratio of net expenses to average net assets (5)	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)(6)	(1.14)%	(0.59)%
Portfolio Turnover Rate (7)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

	Class I

	Year	Year
	Ended	Ended
	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$9.37	$10.00
Activity from investment operations:
Net investment income (4)	0.00 (8)	0.04
Net realized and unrealized gain (loss) on investments	1.36	(0.67)
Total from investment operations	1.36	(0.63)
Less distributions from:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of year	$10.71	$9.37
Total return (2)	14.57%	(6.30)%
Net assets, at end of year (000s)	$7,335	$5,259
Ratio of gross expenses to average net assets (3)(5)	4.74%	6.75%
Ratio of net expenses to average net assets (5)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	0.01%	0.44%
Portfolio Turnover Rate (7)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2017

(1)	ORGANIZATION

The Affinity Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on July 31, 2015. The investment objective seeks to provide capital growth and income.

The fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum shares charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed during the first year after the initial purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub- Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser or sub-Adviser, the prices or values available do not represent the fair value of the instrument; factors which may cause the Adviser or sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$7,097,380	$—	$—	$7,097,380
Real Estate Investment Trusts	301,798	—	—	301,798
Exchange Traded Fund	75,708			75,708
Total	$7,474,886	$—	$—	$7,474,886

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

Security Transactions and Related Income

Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s tax returns for the open tax years ended July 31, 2015 and 2016, or expected to be taken for the year ended July 31, 2017. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2017 amounted to $5,166,179 and $3,608,099, respectively.

(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Anfield Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fee at an annual rate of 0.95% of its average daily net assets. For the year ended July 31, 2017, the Adviser earned $55,921 in investment management fees.

The Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, LLC (“Affinity”) to serve as the Fund’s sub-adviser. The Adviser pays the sub-advisory fees from its advisory fee. Subject to oversight by the adviser, Affinity is responsible for managing the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 1, 2017 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended July 31, 2017, the Adviser waived fees and reimbursed expenses in the amount of $190,434 in expenses to the Fund. As of July 31, 2017 the Adviser can recoup waived and reimbursed expenses of $187,940 until July 31, 2019, and $190,434 until July 31, 2020. As of July 31, 2017 the amount due from the Adviser totaled $20,375, which has since been paid by the Adviser.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year ended July 31, 2017, the Distributor received $13,742 in underwriting commissions for sales of Class A of which $1,857 was retained.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% CDSC fee of the purchase price on shares redeemed during the first twelve months after their purchase. As of July 31, 2017, the amount of CDSC paid by the shareholders of the Fund was $53.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

(5)        DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the years ended July 31, 2017 and 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2017	July 31, 2016
Ordinary Income	$11,823	$—
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$11,823	$—

As of July 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$8,199	$21,068	$(13,912)	$—	$—	$878,680	$894,035

The difference between book basis and tax basis undistributed net investment loss and unrealized appreciation from investments is primarily attributable to adjustments relating to the Qualified Electing Fund election taken on passive foreign investment companies and adjustments for real estate investment trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $13,912.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

Permanent book and tax differences, primarily attributable to the adjustments for real estate investment trusts, resulted in reclassifications for the year ended July 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(7,530)	$7,530

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2017 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of July 31, 2017 Charles Schwab held 47.25% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Affinity Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Affinity Small Cap Fund (the Fund), a series of Two Roads Shared Trust, as of July 31, 2017, and the related statement of operations for the year then ended, and the statement changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Affinity Small Cap Fund as of July 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

September 29, 2017

Affinity Small Cap Fund
EXPENSE EXAMPLES (Unaudited)
July 31, 2017

As a shareholder of Affinity Small Cap Fund, you incur two types of costs: (1) transaction costs, including sales loads; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Affinity Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Affinity Small Cap Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	2/1/17	7/31/17	2/1/17–7/31/17	2/1/17–7/31/17
Class A	$1,000.00	$1,051.30	$8.90	1.75%
Class C	1,000.00	1,048.90	12.70	2.50
Class I	1,000.00	1,053.10	7.64	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/17	7/31/17	2/1/17–7/31/17	2/1/17–7/31/17
Class A	$1,000.00	$1,016.12	$8.75	1.75%
Class C	1,000.00	1,012.40	12.47	2.50
Class I	1,000.00	1,017.36	7.50	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2017

Approval of Advisory Agreement – Anfield Capital Management, LLC and Affinity Investment Advisors, LLC, for the Affinity Small Cap Fund

At a meeting held on March 27, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust on behalf of the Affinity Small Cap Fund (the “Fund” or “Affinity Fund”), a series of the Trust, and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”) between Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”) and Adviser, with respect to the Affinity Fund.

In connection with the Board’s consideration of the Advisory Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Affinity Fund by Anfield and Affinity; (ii) a description of the investment management personnel of the Adviser and Sub-Adviser; (iii) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (iv) a description of the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the levels of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; and (vii) the Adviser’s and Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Anfield and Affinity. The Board was also advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding the Board’s responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Advisory Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by each of the Adviser and the Sub-Adviser related to each of the Advisory Agreements, including a description of the manner in which investment decisions are made and executed, an overview of the personnel that perform services for the Affinity Fund, a review of the financial condition of each of the Adviser and Sub-Adviser, a Code of Ethics for each of the Adviser and Sub-Adviser that contains provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), and an independent report prepared by Morningstar analyzing the performance record, fees and expenses of the Affinity Fund as compared to other mutual funds with similar investment strategies.

The Board considered that Anfield would act as the Fund’s investment adviser and delegated day-to day investment decisions of the Affinity Fund to Affinity, as the Affinity Fund’s sub-adviser. The Board considered the various oversight and supervisory roles performed by the Adviser for the Affinity Fund, and noted that the Adviser generally provided management, compliance and operational support to the Affinity Fund, and had formed a Sub-Adviser Oversight Committee to accomplish these functions. The Board also considered the Adviser’s policies and procedures in the areas of business continuity and with respect to information systems security and the Trust’s Chief Compliance Officer’s review and evaluation of the same, which found them to be satisfactory. The Board concluded that the Adviser had the skills, experience and sophistication necessary to effectively oversee the Sub-Adviser and concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties.

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2017

With respect to the Sub-Adviser, the Board considered the materials submitted by the Sub-Adviser and noted that the Sub-Adviser’s personnel had extensive asset management experience and that the Sub-Adviser had hired additional qualified staff in the portfolio management, operations and risk management areas. The Board also considered the Sub-Adviser’s policies and procedures in the areas of business continuity and cybersecurity and found such practices to be satisfactory. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures for performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the portfolio management services provided by the Sub-Adviser to the Affinity Fund were satisfactory and reliable.

Performance. Among other data, the Board considered the performance of the Affinity Fund as compared to a group of funds that employ a similar investment strategy to that of the Fund, as provided by Morningstar, an independent third-party data provider (the “Peer Group”) for various time periods, as well as compared to the other funds in the Affinity Fund’s Morningstar category (Small Cap Blend) and to the Fund’s selected benchmark indices. The Board considered that for the calendar year ended December 31, 2016, the Affinity Fund underperformed the median of the Peer Group and its primary benchmark index (Russell 2000 Total Return Index). The Board took into account management’s discussion of the Fund’s performance, including its positive relative performance on a risk-adjusted basis. The Board also noted, however, that the Affinity Fund’s 12.71% return (Class I) for the period was a positive return, although it did not compare favorably on a relative basis to a market segment that had significant appreciation for the time period reported. The Board also considered that the Affinity Fund had not been in operation for a sufficient time period to establish a meaningful long-term performance record, and concluded that the Affinity Fund’s overall performance was, in the short-term satisfactory and that the Sub-Adviser was obtaining an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the Peer Group, as provided by Morningstar. The Board noted that the Adviser’s advisory fee was slightly higher than the median of the Peer Group, but not the highest, and also took into account that the Affinity Fund’s assets were the lowest of the Peer Group. The Board also considered the Fund’s net expense ratio, noting that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.75%, 2.50% and 1.50% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses). The Board noted that at current asset levels the Fund’s total expenses (Class I shares) were equal to the highest net expense ratio of the funds comprising the Peer Group. The Board considered the impact of the Fund’s current asset levels on relative expenses and took into account that the Adviser and Sub-Adviser are each waiving their advisory fee and reimbursing Affinity Fund expenses. The Board concluded that the advisory fee paid to each of the Adviser and the Sub-Adviser were reasonable.

Profitability. The Board considered the Adviser’s and Sub-Adviser’s profitability and whether these profits are reasonable in light of the services provided to the Affinity Fund. The Board reviewed a profitability analysis prepared by each of the Adviser and Sub-Adviser based on the Affinity Fund’s current asset levels, and considered that relationships of the Adviser and Sub-Adviser with the Fund were not currently profitable and therefore not excessive.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Affinity Fund. The Board considered the profitability analyses included in the Board Materials, and noted that expenses of managing the Affinity Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2017

Other Benefits. The Board also considered any other direct and incidental benefits to be received by the Adviser and Sub-Adviser from their association with the Affinity Fund. The Board noted that the Adviser and Sub-Adviser did not believe either would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although noting certain reputational benefits may result from their relationships with the Fund. The Board considered these benefits would be expected and appeared to be reasonable.

Conclusion. The Board, having requested and received such information from each of the Adviser and the Sub-Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that renewal of each of the Advisory Agreement and Sub-Advisory Agreement for a subsequent one-year term is in the best interests of the Fund and its current and future shareholders. In considering the proposed renewal of each of the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any one factor as all important, and each Trustee may have considered different factors as more important.

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012-2017);
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)

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Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2017

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017); Professor (since 2016), Associate Professor (2014-2016), and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of July 31, 2017.

**	As of July 31, 2017, the Trust was comprised of 15 active portfolios managed by 9 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Funds do not share the same investment adviser with any other series of the Trust or hold themselves out as related to any other series of the Trust for investment purposes.

7/31/17 Two Roads v2

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2017

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President (Since June 2017) Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since (June 2017)	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary (Since 2013)

Senior Vice President (since 2017), Vice President and Counsel (2015 -2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).

			N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer (Since Inception)	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of July 31, 2017.

**	As of July 31, 2017, the Trust was comprised of 15 active portfolios managed by 9 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Funds do not share the same investment adviser with any other series of the Trust or hold themselves out as related to any other series of the Trust for investment purposes.

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Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2017

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-345-0588.

7/31/17 Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-345-0588 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-345-0588.

Adviser
Anfield Capital Management, LLC
4695 MacArthur Court, Suite 430
Newport Beach, CA 92660

Sub-Adviser
Affinity Investment Advisors, LLC
18111 Von Karman Ave
Irvine, CA 92612

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Forn N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Affinity Small Cap Fund	13,500	13,500

(b)	Audit-Related Fees. There were no fees billed in the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Affinity Small Cap Fund	3,000	3,000

(d)	All Other Fees. The aggregate fees billed in the last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal years ended July 31, 2016 or July 31, 2017.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2016 or July 31, 2017 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 9/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 9/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: 9/29/2017